UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 8, 2025
ProPetro Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Wall St, Suite 102, Midland, Texas 79701
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 8, 2025, Caleb L. Weatherl was appointed as Chief Financial Officer of ProPetro Holding Corp. (the “Company”), effective as of July 14, 2025. Ms. Celina A. Davila will continue to serve as the Company’s principal financial officer through the date of filing the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2025, whereupon Mr. Weatherl will assume the role of the Company’s principal financial officer. Ms. Davila will continue in her role as Chief Accounting Officer and principal accounting officer following such date.

Mr. Weatherl, age 38, has over a decade of experience in senior level positions in private companies. He most recently served as Chief Executive Officer and as a Board Member of Garrison Energy, a Midland, Texas based oil and gas exploration and production company, from May 2023 until September 2024. Prior to that, he served as the President and Chief Financial Officer of Stronghold Energy II, a Midland, Texas based oil and gas exploration and production company, from December 2017 to October 2022, and as a Board Member from October 2021 to October 2022. His work history also includes serving as Chief Financial Officer for Desert Royalty Company, L.L.C. from June 2016 to December 2017, Vice President, Co-Founder and Board Member of Stronghold Energy Partners, L.P. from May 2014 to June 2016 and Vice President of Weatherl Energy Investments, L.P. from August 2013 to June 2016. Mr. Weatherl earned his Bachelor of Arts degree in economics from Harvard College, and his Masters of Business Administration from Harvard Business School.

As a result of Mr. Weatherl’s appointment as Chief Financial Officer of the Company, effective July 14, 2025, the Compensation Committee of the Company’s board of directors (the “Committee”) approved for Mr. Weatherl (i) an annual base salary of $525,000, (ii) eligibility to earn an annual cash bonus under the Amended and Restated ProPetro Holding Corp. Executive Incentive Bonus Plan (the “Bonus Plan”) with a target value of 90% of Mr. Weatherl’s annual base salary for each complete calendar year that Mr. Weatherl is employed by the Company (subject to the terms and conditions of the Bonus Plan), (iii) the grant of 100,482 restricted stock units and 100,482 performance share units, under the Second Amended and Restated ProPetro Holding Corp. 2020 Long Term Incentive Plan (the “Incentive Plan”) in connection with his assumption of the role of the Company’s principal financial officer and eligibility to earn additional awards in future years in the discretion of the Committee, (iv) participation in the Company’s Vehicle Allowance Program and eligibility for reimbursement for certain club dues and expenses, consistent with the Company’s policies, and (v) participation in those benefit plans and programs of the Company available to similarly situated executives. The Committee also designated Mr. Weatherl as a “Tier 2 Executive” under the ProPetro Services, Inc. Second Amended and Restated Executive Severance Plan (the “Severance Plan”). On July 14, 2025, Mr. Weatherl entered into a participation agreement under the Severance Plan reflecting his participation and Tier designation. The foregoing description of the participation agreement is not complete and is qualified in its entirety by reference to Mr. Weatherl’s participation agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

In connection with his appointment, the Company entered into an Indemnification Agreement with Mr. Weatherl (the “Indemnification Agreement”) pursuant to which the Company will be required to indemnify Mr. Weatherl to the fullest extent permitted under Delaware law against liability that may arise by reason of his service to the Company and to advance his expenses incurred as a result of any proceeding against him to which he could be indemnified. The foregoing description of the Indemnification Agreement is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, the form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

There are no understandings between Mr. Weatherl and any other persons pursuant to which he was selected to serve as the Company’s Chief Financial Officer. There are no family relationships between Mr. Weatherl and any director or executive officer of the Company.

Item 7.01 Regulation FD Disclosure

On July 14, 2025, the Company issued a press release announcing the appointment of Mr. Weatherl. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference

The information in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1
Form of Participation Agreement pursuant to the ProPetro Services, Inc. Second Amended and Restated Executive Severance Plan (incorporated by reference to Exhibit 10.5 to ProPetro Holding Corp.’s Current Report on Form 8-K, dated October 26, 2020).

10.2
Form of Indemnification Agreement for Officers and Directors of ProPetro Holding Corp. (incorporated by reference to Exhibit 10.33 to ProPetro Holding Corp.’s Annual Report on Form 10-K for the year ended December 31, 2018).

99.1	Press Release dated July 14, 2025.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2025

PROPETRO HOLDING CORP.

/s/ John J. Mitchell
John J. Mitchell General Counsel and Corporate Secretary